SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                October 28, 2004


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     001-13638               13-3711775

--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

10 East 40th Street, New York, New York                                10016
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(Address of principal executive offices)                            (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

(a) On October 28, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its third fiscal quarter ended September 30, 2004.

(b) On October 28, 2004, the Registrant hosted a conference call on the subject of its financial results for its third fiscal quarter ended September 30, 2004, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.


Item 9.01  Financial Statements and Exhibits.

(c)         Exhibits

            Exhibit No.  Description
            -----------  -----------
            99.1         Press release of the Registrant dated October 28, 2004.

            99.2 Transcript of conference call hosted by the Registrant on October 28, 2004.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARVEL ENTERPRISES, INC.


                                               By: /s/ John Turitzin
                                                   -----------------------------
                                               Name:   John Turitzin
                                               Title:  Executive Vice President
                                                       and General Counsel


Date: November 2, 2004

                                  EXHIBIT INDEX


            Exhibit No.  Description
            -----------  -----------
            99.1         Press release of the Registrant dated October 28, 2004.

            99.2 Transcript of conference call hosted by the Registrant on October 28, 2004.